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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):            April 30, 2004

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                       MERCANTILE BANKSHARES CORPORATION
             (Exact name of registrant as specified in its charter)

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          Maryland                      0-5127                 52-0898572
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(State or other jurisdiction       (Commission File         (I.R.S. Employer
     of incorporation)                  Number)             Identification No.)
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          Two Hopkins Plaza, P.O. Box 1477, Baltimore, Maryland 21203
              (Address of principal executive offices) (Zip Code)

                                 (410) 237-5900
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former Name or Former Address, If Changed Since Last Report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events and Regulation FD Disclosure

      On April 30, 2004, Mercantile Bankshares Corporation, announced that it has initiated a significant reorganization within its affiliate bank network.

Item 7. Financial Statements, and Exhibits.

      (c) Exhibits.

          99       Press Release

                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      Mercantile Bankshares Corporation
                                                (Registrant)

Date:    April 30, 2004               By:  /s/ Terry L. Troupe
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                                      Terry L. Troupe
                                      Chief Financial Officer and Treasurer

                                 EXHIBIT INDEX

      Exhibit No.                  Description
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      99                           Press Release